UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2018

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ		07078
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Page
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	2
Item 9.01 Financial Statements and Exhibits	2

This Current Report on Form 8-K/A (Amendment No. 1) amends and replaces the last sentence in Item 5.02 of the Current Report on Form 8-K filed by Registrant with the Securities and Exchange Commission on February 12, 2018 (the “Form 8-K”), to report compensatory arrangements entered into with Mr. Manning in connection with his appointment as interim Chief Executive Officer and Chairman. The remainder of Item 5.02 and all of the other Items in the Form 8-K remain the same.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, the Company’s Board of Directors (the “Board”) appointed Thomas J. Manning as the Company’s interim Chief Executive Officer and Chairman, effective as of February 12, 2018.

On February 21, 2018, the Compensation  & Benefits Committee of the Board approved, and on February 22, 2018, the Board approved, the material terms of Mr. Manning’s compensation arrangement as interim Chief Executive Officer and Chairman of (i) a monthly base salary of $100,000, (ii) a sign-on equity grant with respect to 4,516 shares of Company common stock with an estimated economic value of $500,000, to consist of restricted stock units with a grant date of March 1, 2018, which shall vest in their entirety on the earlier of (x) the first anniversary of the date of grant and (y) the date of hire by the Company of a new Chief Executive Officer, in each case subject to continued service with the Company through the applicable vesting date, (iii) reimbursement for work site commuting and living arrangements in the Short Hills, New Jersey area, and a per diem for meals and miscellaneous expenses and (iv) tax assistance (for taxable items other than salary and equity) and tax preparation assistance through Deloitte Tax LLP during the term of Mr. Manning’s employment with the Company. Mr. Manning is eligible to participate in those benefits programs available to executives of the Company generally. While serving as interim Chief Executive Officer, Mr. Manning will no longer receive compensation for his service as a member of the Board.

The foregoing summary of Mr. Manning’s compensation generally is not complete and is qualified in its entirety by the Offer Letter of Employment of Mr. Thomas J. Manning, dated February 21, 2018, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit	Description
10.1	Offer Letter of Employment of Mr. Thomas J. Manning, dated February 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:     /s/ Richard S. Mattessich__________

Vice President, Associate General

Counsel and Assistant Corporate Secretary

DATE: February 22, 2018